UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	Aberdeen Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1 — Reports to Stockholders —

The Report to Shareholders is attached herewith.

Aberdeen Singapore Fund, Inc. (SGF)

Annual Report
October 31, 2016

The Helix Bridge in Singapore.

Aberdeen
Simply asset management.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the fiscal year ended October 31, 2016. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

NAV Total Return Performance

For the fiscal year ended October 31, 2016 the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 1.5%, assuming reinvestment of dividends and distributions, versus a return of -3.8% for the Fund’s benchmark, the MSCI Singapore Index1 on a U.S. dollar basis.

Share Price Total Return Performance & Discount

For the fiscal year ended October 31, 2016, based on market price, the Fund’s total return was 0.5% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 2.6% over the twelve months, from $9.33 on October 31, 2015 to $9.09 on October 31, 2016. The Fund’s share price on October 31, 2016 represented a discount of 14.9% to the NAV per share of $10.68 on that date, compared with a discount of 14.0% to the NAV per share of $10.85 on October 31, 2015.

Managed Distribution Policy

On March 15, 2016, the Board concluded that it was in the best interest of stockholders to suspend the Fund’s managed distribution policy (the “Policy”) of paying quarterly distributions at an annual rate, set once a year, that was a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The suspension of the Policy does not impact the Fund’s overall objective of seeking capital appreciation through investments primarily in Singapore equity securities. Also the Board remains committed to its oversight of the Fund’s discount, and intends to continue the Fund’s Discount Management and Open Market Repurchase Policies. Information regarding the tax classification of distributions made by the Fund will be made available in January 2017 as part of Form 1099-Div.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12% and when in the reasonable judgment of management such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2016 the Fund repurchased 170,453 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

1   The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 28 constituents, the index covers approximately 85% of the free float-adjusted market capitalization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

For your convenience, included within this report is a reply card with a postage paid envelope. Please take a minute to complete this card if you would like to be added to our enhanced email services from Aberdeen.

Contact Us:

•    Visit: www.cef.aberdeen-asset.us;

•    Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•    Email: InvestorRelations@aberdeen-asset.com; or

•    Call: 1-800-522-5465 (toll-free in the U.S.)

Yours sincerely,

Alan Goodson
President

2	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Singapore equities, as measured by the MSCI Singapore Index, declined over the 12-month period ended October 31, 2016, underperforming the broader Asia-Pacific region, as represented by the MSCI All Country (AC) Asia Pacific ex Japan Index. The effect of the 25-basis point interest-rate hike by the U.S. Federal Reserve (Fed) in December 2015 was short-lived as renewed weakness in China’s economy hurt investor sentiment. The UK’s vote to leave the European Union subsequently roiled global markets, as heightened uncertainty surrounding global monetary policy and a nail-biting finish to the U.S. presidential vote in early November added to anxiety.

The Singapore economy has seen deflation for nearly two consecutive years as consumer prices slipped further amid lackluster output and consumer spending. The Monetary Authority of Singapore kept its exchange-rate policy unchanged, while the government reduced its 2016 gross domestic product (GDP) forecast to 1%-2%, taking into account sluggish global demand, Brexit-related1 uncertainties, as well as potential Chinese debt defaults, brought on by mounting levels of corporate borrowing.

Fund performance review

At the stock level, Fund performance for the reporting period was bolstered by the exposure to Jardine Matheson and its locally listed automotive company subsidiary, Jardine Cycle & Carriage, which are not represented in the benchmark. Jardine Cycle & Carriage contributed positively to the results of its parent company, Jardine Matheson, after its Indonesian subsidiary, Astra International, reported better-than-expected earnings over the period, as well as strong growth in its Vietnam operations. Airline services and catering provider SATS’ shares rose on positive results, driven largely by efficient expense management, increased productivity and lower energy overhead costs.

Among the Fund’s real estate holdings, City Developments performed well, as its higher property development gains compensated for its weak hotel operations and rental income, which fell because of earlier divestments. In our view, the company made good progress in its projects at home and abroad. Along with a recent pick-up in its residential sales, there were market expectations that it could further unlock value from its portfolio. Meanwhile, revaluation gains in Yoma Strategic’s investment properties and financial assets enhanced the company’s revenue for the full 2016 fiscal year. The company’s property and tourism divisions remain profitable, while other business units at the investment stage also performed well over the reporting period. Additionally, Venture Corporation’s results generally exceeded the market’s expectations due to expanded operating margins and growth in high value-added segments, such as test and measurement, as well as medical and life sciences.

Conversely, the Fund’s holding in oil exploration and production company Krisenergy detracted from performance on investors’ concerns over its financial health amid weak oil prices. We will continue to monitor the company’s progress in shoring up its funding position, which is key to monetizing its oil and gas reserves, and we have maintained a relatively small position in the Fund. Also within the energy sector, the Fund’s position in Keppel Corp. weighed on performance as the company’s profits were hampered by weakness in its offshore and marine division. However, Keppel’s diversified portfolio of businesses, such as property development and asset management, have helped cushion the negative impact.

The Fund’s underweight to Singtel weighed on performance, as the company’s results over period in review benefited from contributions from its regional associates. The telecom remains one of the Fund’s core holdings and is our preferred stock in the telecommunications sector given its exposure to higher-growth emerging markets in Asia.

Outlook

In the near term, we believe that Singapore’s economic growth may remain subpar, below its long-term trend rate of 2-3%. This is attributable to the global economic slowdown, worries over China’s rapid credit expansion and industrial overcapacity, as well as tough times faced by specific sectors, such as oil and gas, as well as the offshore and marine industry. Before the U.S. presidential election on November 8, we thought that monetary policies of the world’s major central banks would diverge again at the end of 2016. The Fed had signaled that it could resume normalizing policy in December 2016, while Europe and Japan maintain monetary easing. But with Donald Trump’s unexpected election victory, we feel that all bets are off. Until there is greater clarity on the president-elect’s policies, we believe that it is difficult to predict the impact on Asia in the months ahead. Nonetheless, we think that Asia and the rest of the emerging markets appear better positioned than the “taper tantrum”2 in 2013. Most countries have sizable foreign exchange reserves, lower net external debt, and stronger current account and fiscal balances. In our opinion, improving fundamentals and a gradual adjustment to China’s slower economic growth mean that developing economies are on a better footing to absorb any global shocks. However, our focus remains fixed on finding what we believe are high-quality companies with solid fundamentals that will enable them to withstand the uncertainties ahead.

Aberdeen Asset Management Asia Limited

1   Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

2   “Taper tantrum” refers to the sell-off in the U.S. Treasury market and subsequent steep rise in yields in 2013 after the Fed gradually tightened monetary policy.

Aberdeen Singapore Fund, Inc.	3

Total Investment Return (unaudited)

October 31, 2016

The following table summarizes the average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.5%	-4.3%	1.8%	3.6%
Market Value	0.5%	-6.2%	0.3%	2.9%
MSCI Singapore Index	-3.8%	-5.9%	0.4%	4.4%

Aberdeen Asset Management Inc. (“AAMI”), the Fund’s administrator, has entered into an agreement with the Fund to limit investor relations services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2016 was 1.50%. The net operating expense ratio, net of fee waivers based on the fiscal year ended October 31, 2016 was 1.48%.

4	Aberdeen Singapore Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2016, the Fund held 99.0% of its net assets in equities, 0.9% in a short-term investment and 0.1% in other assets in excess of liabilities.

Top Sectors	As a Percentage of Net Assets
Financials	28.7%*
Industrials	26.2%**
Real Estate	23.5%
Telecommunication Services	7.4%
Consumer Discretionary	3.8%
Information Technology	3.7%
Health Care	3.5%
Consumer Staples	1.2%
Energy	0.6%
Materials	0.4%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	0.1%
100.0%

*  As of October 31, 2016, the Fund’s holdings in the Financials sector consisted of three industries: Banks, Capital Markets and Consumer Finance, which represented 24.9%, 2.6% and 1.2% respectively, of the Fund’s net assets.

**  As of October 31, 2016, the Fund’s holdings in the Industrials sector consisted of seven industries: Aerospace & Defense, Airlines, Commercial Services & Supplies, Construction & Engineering, Industrial Conglomerates, Road & Rail and Transportation Infrastructure, which represented 3.8%, 2.7%, 0.4%, 0.6%, 13.7%, 1.9%, and 3.1% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2016:

Name of Security	As a Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.3%
DBS Group Holdings Ltd.	7.7%
Singapore Telecommunications Ltd.	7.4%
United Overseas Bank Ltd.	6.9%
Jardine Matheson Holdings Ltd.	6.8%
City Developments Ltd.	6.5%
Keppel Corp. Ltd.	4.8%
Singapore Technologies Engineering Ltd.	3.8%
Jardine Cycle & Carriage Ltd.	3.7%
Raffles Medical Group Ltd.	3.5%

Aberdeen Singapore Fund, Inc.	5

Portfolio of Investments

As of October 31, 2016

Shares	Description	Industry	Value (US$)
LONG-TERM INVESTMENTS—99.0%(a)
COMMON STOCKS—98.9%
HONG KONG—8.9%
90,800	Jardine Matheson Holdings Ltd.(b)	Industrial Conglomerates—6.8%	$ 5,530,628
47,500	Jardine Strategic Holdings Ltd.	Industrial Conglomerates—2.1%	1,666,650
			7,197,278
INDONESIA—1.2%
579,000	Delfi Ltd.(b)	Food Products—1.2%	932,226
SINGAPORE—88.8%
624,000	Bukit Sembawang Estates Ltd.	Real Estate Management & Development—2.5%	2,021,784
1,170,600	CapitaLand Ltd.	Real Estate Management & Development—3.2%	2,596,291
1,288,000	CDL Hospitality Trusts	Equity Real Estate Investment Trusts (REIT)—1.5%	1,241,955
866,400	City Developments Ltd.	Real Estate Management & Development—6.5%	5,275,277
856,900	ComfortDelGro Corp. Ltd.	Road & Rail—1.9%	1,562,314
576,373	DBS Group Holdings Ltd.	Banks—7.7%	6,212,555
2,804,000	Far East Hospitality Trust(b)	Equity Real Estate Investment Trusts (REIT)—1.5%	1,199,195
2,035,000	FJ Benjamin Holdings Ltd.(c)	Specialty Retail—0.1%	62,110
1,208,000	Global Logistic Properties Ltd.	Real Estate Management & Development—1.9%	1,537,122
610,900	Hong Leong Finance Ltd.	Consumer Finance—1.2%	950,039
498,900	iFAST Corp. Ltd.	Internet Software & Services—0.4%	310,845
97,761	Jardine Cycle & Carriage Ltd.	Distributors—3.7%	2,960,412
1,022,300	Keppel Corp. Ltd.	Industrial Conglomerates—4.8%	3,865,975
881,100	Keppel DC REIT	Equity Real Estate Investment Trusts (REIT)—1.0%	788,884
1,362,515	Keppel REIT	Equity Real Estate Investment Trusts (REIT)—1.3%	1,068,658
4,203,058	KrisEnergy Ltd.(c)	Oil, Gas & Consumable Fuels—0.6%	452,516
1,359,515	Oversea-Chinese Banking Corp. Ltd.	Banks—10.3%	8,282,349
2,632,252	Raffles Medical Group Ltd.	Health Care Providers & Services—3.5%	2,845,895
455,200	Riverstone Holdings Ltd.	Commercial Services & Supplies—0.4%	299,523
728,000	SATS Ltd.	Transportation Infrastructure—3.1%	2,532,616
302,200	Singapore Airlines Ltd.	Airlines—2.7%	2,199,094
410,000	Singapore Exchange Ltd.	Capital Markets—2.6%	2,088,946
1,356,900	Singapore Technologies Engineering Ltd.	Aerospace & Defense—3.8%	3,050,538
2,132,800	Singapore Telecommunications Ltd.	Diversified Telecommunication Services—7.4%	5,943,956
248,990	Straits Trading Co. Ltd.(b)	Metals & Mining—0.4%	363,306
258,000	United Engineers Ltd.	Construction & Engineering—0.6%	480,101
410,771	United Overseas Bank Ltd.	Banks—6.9%	5,541,556
395,900	Venture Corp. Ltd.	Electronic Equipment Instruments & Components—3.3%	2,704,471
1,470,000	Wheelock Properties (Singapore) Ltd.	Real Estate Management & Development—1.9%	1,575,757
3,963,600	Yoma Strategic Holdings Ltd.	Real Estate Management & Development—2.1%	1,678,709
			71,692,749
	Total Common Stocks		79,822,253
RIGHTS—0.1%
SINGAPORE—0.1%
263,040	Keppel DC REIT(b)(c)	Equity Real Estate Investment Trusts (REIT)—0.1%	17,016
	Total Rights		17,016
	Total Long-Term Investments—99.0% (cost $80,048,817)		79,839,269

6	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2016

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.9%
UNITED STATES—0.9%
747,134	State Street Institutional U.S. Government Money Market Fund(d)	$ 747,134
	Total Short-Term Investment—0.9% (cost $747,134)	747,134
	Total Investments—99.9% (cost $80,795,951)(e)	80,586,403
	Other Assets in Excess of Liabilities—0.1%	108,417
	Net Assets—100.0%	$80,694,820

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Security is not applying a valuation factor. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See Note 10 of accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	7

Statement of Assets and Liabilities
As of October 31, 2016

Assets
Investments, at value (cost $80,048,817)	$ 79,839,269
Short-term investments, at value (cost $747,134)	747,134
Foreign currency, at value (cost $148,479)	148,530
Cash	525
Receivable for investments sold	77,364
Interest and dividends receivable	29,412
Other receivables	5,176
Prepaid expenses and other assets	32,413
Total assets	80,879,823

Liabilities
Audit and tax services	70,355
Investment management fees payable (Note 3)	51,900
Payable for investments purchased	5,854
Administration fee payable (Note 3)	5,572
Investor relations fees payable (Note 3)	3,447
Accrued expenses	47,875
Total liabilities	185,003

Net Assets	$80,694,820

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 75,563
Paid-in capital in excess of par	82,246,516
Undistributed net investment income	461
Accumulated net realized loss from investments and foreign currency transactions	(1,418,296)
Net unrealized (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(209,424)
Net Assets	$80,694,820
Net asset value per share based on 7,556,288 shares issued and outstanding	$ 10.68

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statement of Operations
For the Year Ended October 31, 2016

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $22,898)	$ 3,083,947
3,083,947
Expenses
Investment management fee (Note 3)	598,148
Directors’ fees and expenses	135,555
Independent auditors’ fees and expenses	65,570
Administration fee (Note 3)	64,018
Investor relations fees and expenses (Note 3)	59,948
Insurance expense	54,691
Legal fees and expenses	51,292
Reports to stockholders and proxy solicitation	50,182
Custodian’s fees and expenses	32,129
Transfer agent’s fees and expenses	24,321
NYSE listing fee	23,552
Miscellaneous	42,022
Total operating expenses before reimbursed/waived expenses	1,201,428
Less: Investor relations fee waiver (Note 3)	(19,353)
Total operating expenses	1,182,075

Net Investment Income	1,901,872
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	(1,361,092)
Foreign currency transactions	(10,241)
(1,371,333)
Net change in unrealized appreciation/(depreciation) on:
Investments	(214,040)
Foreign currency translation	20
(214,020)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(1,585,353)
Net Increase in Net Assets Resulting from Operations	$ 316,519

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,901,872	$ 1,971,362
Net realized gain/(loss) from investment transactions	(1,361,092)	655,236
Net realized loss from foreign currency transactions	(10,241)	(101,238)
Net change in unrealized depreciation on investments	(214,040)	(17,839,068)
Net change in unrealized appreciation on foreign currency translation	20	7,203
Net increase/(decrease) in net assets resulting from operations	316,519	(15,306,505)
Distributions to Stockholders from:
Net investment income	(1,920,359)	(1,901,545)
Net realized gains	–	(1,748,884)
Tax return of capital	–	(4,426,230)
Net decrease in net assets from distributions	(1,920,359)	(8,076,659)
Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 23,098 and 124,783 shares of common stock, respectively	184,780	1,341,763
Repurchase of common stock under the open market repurchase policy (170,453 and 94,663), respectively (Note 7)	(1,487,499)	(1,006,845)
Change in net assets from capital stock transactions	(1,302,719)	334,918
Change in net assets resulting from operations	(2,906,559)	(23,048,246)
Net Assets:
Beginning of year	83,601,379	106,649,625
End of year (including undistributed net investment income and distributions in excess of net investment income of $461 and ($28,013), respectively)	$80,694,820	$ 83,601,379

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10		Aberdeen Singapore Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$10.85	$13.90	$14.87	$15.19	$13.79
Net investment income	0.25	0.26	0.29	0.39	0.27
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.21)	(2.28)	(0.37)	0.57	1.80
Total from investment operations	0.04	(2.02)	(0.08)	0.96	2.07
Distributions from:
Net investment income	(0.25)	(0.25)	(0.38)	(0.61)	(0.34)
Net realized gains	–	(0.23)	(0.51)	(0.65)	(0.30)
Tax return of capital	–	(0.57)	–	–	–
Total distributions	(0.25)	(1.05)	(0.89)	(1.26)	(0.64)
Capital Share Transactions:
Dilutive effect of dividend reinvestment	–	–	–	(0.02)	–
Dilutive effect of in-kind tender offer	–	–	–	–	(0.03)
Impact of open-market repurchase policy (Note 7)	0.04	0.02	–	–	–
Total capital share transactions	0.04	0.02	–	(0.02)	(0.03)
Net asset value, end of year	$10.68	$10.85	$13.90	$14.87	$15.19
Market value, end of year	$9.09	$9.33	$12.34	$13.43	$13.55
Total Investment Return Based on(b):
Market value	0.47%	(16.50% )	(1.47% )	8.37%	13.48%
Net asset value	1.51%	(13.80% )	0.24%	7.04%	16.24%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$80.7	$83.6	$106.6	$113.6	$114.2
Average net assets (in millions)	$80.0	$97.6	$110.0	$116.4	$117.8
Net operating expenses, net of fee waivers	1.48%	1.47%	1.47%	1.43%	1.65%
Net operating expenses, excluding fee waivers	1.50%	1.48%	1.47%	1.43%	1.65%
Net investment income	2.38%	2.01%	1.99%	2.57%	1.96%
Portfolio turnover	11%	8%	11%	10%	11%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Notes to Financial Statements

October 31, 2016

1. Organization

Aberdeen Singapore Fund, Inc. (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of October 31, 2016, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 per share net asset value (“NAV”), which is not guaranteed. Generally, these investments are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total

Long-Term Investments
Food Products	$932,226	$–	$–	$932,226
Industrial Conglomerates	5,530,628	5,532,625	–	11,063,253
Metals & Mining	363,306	–	–	363,306
Other	1,199,195	66,264,273	–	67,463,468
Rights	17,016	–	–	17,016
Short-Term Investment	747,134	–	–	747,134

Total	$8,789,505	$71,796,898	$–	$80,586,403

Amounts listed as “–“ are $0 or round to $0.

The Fund held no Level 3 securities at October 31, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the fiscal year ended October 31, 2016, the securities issued by Bukit Sembawang Estates Ltd., FJ Benjamin Holdings Ltd., KrisEnergy Ltd., and Riverstone Holdings Ltd. in the amounts of $2,021,784, $62,110, $452,516 and $299,523, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied on October 31, 2016. During the fiscal year ended October 31, 2016, the security issued by Far East Hospitality Trust, Jardine Matheson Holdings Ltd. and Straits Trading Co. Ltd. in the amounts of $1,199,195, $5,530,628 and $363,306, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied on October 31, 2016.

For the fiscal year ended October 31, 2016, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)    purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2016

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

On March 15, 2016, the Board concluded that it was in the best interest of stockholders to suspend the Fund’s managed distribution policy (the “Policy”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements (or expected to be taken in future tax years). Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

h. Repurchase Agreements

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statement of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement, under which AAMI receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund’s average weekly net assets.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the

Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2016, the Fund incurred investor relations fees of approximately $59,364 of which AAMI waived $19,353 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2016, were $8,740,493 and $9,769,551, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the fiscal year ended October 31, 2016, the Fund repurchased 170,453 shares pursuant to the Open Market Repurchase Policy (See Note 7) and reinvested 23,098 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2016, there were 7,556,288 shares of common stock issued and outstanding.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2016

limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the fiscal year ended October 31, 2016, the Fund repurchased 170,453 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, the Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the fiscal year ended October 31, 2016, the Fund repurchased 170,453 shares under this policy and under the Discount Management Policy (see Note 6).

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector or industrial sector may make the Fund vulnerable to risks and pressures facing companies in such sectors. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, regulation, consolidation, interest rate changes and general economic conditions. The industrials sector may be adversely impacted by changes in the supply and demand for products and services, product obsolesce, claims for environmental damage or product liability and general economic conditions, among other factors.

d. Mid-Cap Securities Risk

Stocks of mid-cap companies tend to be more volatile and less liquid than larger company stocks of larger companies.

e. Small-Cap Securities Risk

The Fund may be subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2016

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$80,998,728	$11,733,783	$(12,146,108)	$(412,325)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

	October 31, 2016	October 31, 2015

Distributions paid from:
Ordinary Income	$1,920,359	$1,901,545
Net long-term capital gains	–	1,748,884
Tax return of capital	–	4,426,230
Total tax character of distributions	$1,920,359	$8,076,659

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$168,480
Total undistributed earnings	$168,480
Capital loss carryforward	(1,383,537)*
Other temporary differences	(1)
Unrealized appreciation/(depreciation)	(412,201)**

Total accumulated earnings/(losses) – net	$(1,627,259)

*     During the fiscal year ended October 31, 2016, the Fund generated a capital loss carryforward of $1,383,537, which consisted of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

**   The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to investments in passive foreign investment companies and foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Undistributed net investment income	Accumulated net realized loss from investments and foreign currency transactions
$46,961	$(46,961)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

On December 21, 2016, the Fund announced that it will pay on January 11, 2017 a distribution of $0.0226 per share to all stockholders of record as of December 31, 2016.

Aberdeen Singapore Fund, Inc.	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
the Aberdeen Singapore Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aberdeen Singapore Fund, Inc. (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania December 27, 2016

18	Aberdeen Singapore Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Singapore Fund, Inc. during the fiscal year ended October 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income

01/12/16	0.250000	0.000000	0.000000	0.250000	0.000000	0.250000	0.000000	0.000000

(1)  The fund did not pass through Foreign Tax Credit to its Stockholders.

(2)  The fund did not pass through Qualified Dividend Income to its Stockholders.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Stockholders was held on Wednesday, June 22, 2016 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect two directors to serve as Class I directors for three year term or until their successors are duly elected and qualifies:

	Votes For	Votes Against	Abstained

David Harmer	4,595,157	1,238,322	50,161
Rahn Porter	4,602,125	1,233,318	48,197

Directors whose term of office continued beyond this meeting are as follows: Martin Gruber, Richard Herring and Moritz Sell.

Portfolio Manager Information (unaudited)

The below changes were made to the portfolio management team during the fiscal year ended October 31, 2016. The Asian Equities Team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities.

James Thom, Senior Portfolio Manager

Effective January 31, 2016, James Thom assumed responsibilities for day-to-day management and overall supervision of the Fund’s portfolio from Mr. Chou Chong. He joins Hugh Young, Flavia Cheong, Christopher Wong and Kristy Fong. Mr. Thom is a Senior Investment Manager on the Asian Equities Team. Mr. Thom joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. Mr. Thom holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Aberdeen Singapore Fund, Inc.	19

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Singapore Fund, Inc. (the “Fund”) held on June 14, 2016, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Asset Management Asia Limited (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide the investment advisory services to the Fund and determined that they are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board noted that the Investment Manager had been managing the Fund for less than five years. The Board reviewed and considered the Fund’s performance for the last three full year periods, as well as the quarter ended March 31, 2016, as provided to the Board prior to the Meeting. For the quarter and the last three years, the Fund had generally performed in line with the Fund’s benchmark, the MSCI Singapore Index, although there were periods of underperformance. The Board also reviewed a comparison of the Fund’s performance compared with all other closed-end funds within the Miscellaneous Region Category (as assigned by Morningstar), as provided in the materials distributed to the Board prior to the Meeting, noting that for the most part the other funds invested in markets that were not comparable to the Singapore market. The Board concluded that the Fund’s overall performance was comparable with its benchmark.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the “Investment Manager Fee”) and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates (“Other Aberdeen Funds”) and fees charged by the Investment Manager to other clients with assets invested in Singapore. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s advisory fees under the Investment Management Agreement were generally lower than the fees paid by other country funds. The Board also noted that the total expense ratio of the Fund was in the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end and concluded that economies of scale for the Fund were not a factor that needed to be considered at current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Other Benefits to the Adviser or its Affiliates

In considering whether the Investment Manager benefits in other ways from its relationship with the Fund, the Board noted that the Fund’s brokerage transactions are not effected through the Investment Manager or any of its affiliates. The Board also noted that an affiliate of the

20	Aberdeen Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Investment Manager serves as Administrator to the Fund. The Board noted that, based on its review of the arrangements for administrative services, any benefit the Investment Manager’s affiliate receives from providing those services appears to be appropriate. The Board concluded that, to the extent that the Investment Manager or its affiliates derive other benefits from their relationships with the Fund, those benefits are not such as to render the Adviser’s fees excessive.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Singapore Fund, Inc.	21

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

22	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited)

As of October 31, 2016

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Moritz A. Sell c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Chairman of Board of Directors, Audit Committee Member	Since 2011; current term ends at the 2018 annual Meeting	Mr. Sell currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor to Markston International LLC, an independent investment manager since January 2014. Mr. Sell was a director, market strategist of Landesbank Berlin AG and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	–

Martin J. Gruber 229 S. Irving Street Ridgewood, N.J. 07450 Year of Birth: 1937	Director, Audit Committee Member	Since 2000; current term ends at the 2017 annual Meeting	Mr. Gruber has been a Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010.	2	Director, National Bureau of Economic Research, since 2005

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Director, Audit Committee Member	Since 1996; current term ends at the 2019 annual Meeting	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.	2	–

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2017 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center since 1994; a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council. Co-chair of the Shadow Financial Regulatory Committee from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	2	Trustee Deutsche Asset Management Funds (and certain Predecessor funds), since 1990; Independent Director of Barclays Bank Delaware, since 2010

Aberdeen Singapore Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2019 annual Meeting	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015. Previously, he was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications), from 2008 to 2011.	21	Director, CenturyLink Asset Management Company (formerly Qwest Asset Management Company), since 2006; Director, BlackRidge Financial Inc., since March, 2005.

*        As of October 31, 2016, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds (which consists of 19 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Gruber, Harmer and Herring also serve on the Aberdeen Japan Equity Fund, Inc. Mr. Sell also serves on Aberdeen Australia Equity Fund, Inc. and Aberdeen Greater China Fund, Inc. Mr. Porter also serves on Aberdeen Japan Equity Fund, Inc. and the Aberdeen Funds.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	President	Since August 2011

Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies the United States and Canada. Mr. Goodson is a Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since August 2011	Currently, Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since August 2011	Currently, Head of Fund Administration – US and Vice President for Aberdeen Asset Management Inc. since 2009.

24	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since August 2011	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI In 2005 as a Senior Fund Administrator.

Bev Hendry** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014

Currently Co-Head of Americas of AAMI. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to consolidate Its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since August 2011	Currently, Global Head of Legal for Aberdeen since 2012 and Vice President and Director for AAMI. Ms. Nichols joined AAMI in 2006.

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since August 2011

Currently, Group Head of Product Opportunities for Aberdeen Asset Management Investment Services Limited. Previously, Mr. Pittard was Director of Aberdeen Managers Limited. Previously Director and President Vice President from 2006 to 2008, Chief Executive Officer from 2005 to 2006, and employee since 2005 of AAMI.

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since August 2011	Currently Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. since 2013. Ms. Sitar joined AAMI in July 2007 as U.S. Fund Counsel.

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Fund Administration Manager-US for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

Aberdeen Singapore Fund, Inc.	25

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in November 2006.

*        Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 8, 2016.

**       Messrs. Cotton, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund, Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

26	Aberdeen Singapore Fund, Inc.

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Corporate Information

Directors

Moritz A. Sell, Chairman

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
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SGF-ANNUAL

Item 2 — Code of Ethics.

(a)         As of October 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)          There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)         During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)           A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 — Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” director as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 — Principal Accountant Fees and Services.

(a) – (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) (1) Tax Fees	(d) All Other Fees
October 31, 2016	$51,800	$0	$9,857	$0
October 31, 2015	$61,400	$0	$9,570	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)          Below are the Registrant’s Pre-Approval Policies and Procedures.

(1)         The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, and to receive the independent auditor’s specific representations as to their independence. The Registrant’s independent auditor shall:  (i) at least annually, submit to the Committee a certification of its independence consistent with Rule 3520 of the Public Company Accounting Oversight Board (“PCAOB”), delineating all relationships between the Registrant’s independent auditor and the Registrant, and (ii) actively engage in a dialogue with the Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent auditor, including relationships with or services provided to the Registrant’s other service providers.  If the Committee deems it appropriate, it may recommend that the Board of Directors take appropriate action in response to the report of the independent auditor to satisfy itself of the independence of the independent auditor. The Committee Charter also provides that the Committee shall pre-approve all auditing services and non-auditing services, including tax services, to be provided to the Registrant by the Registrant’s independent auditor; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Registrant by the Registrant’s independent auditor may be waived by the Committee under the circumstances described in the 1934 Act.  The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the Audit Committee shall not delegate pre-approval of the audit required by the 1934 Act. The decisions of any member or members of the Committee to whom such authority has been given shall be reported to the full Committee at each of its scheduled meetings.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)           Not Applicable.

(g)          Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $9,857 for 2016 and $11,070 for 2015.

(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 — Audit Committee of Listed Registrants

(a)         The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2016, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Moritz Sell

(b)         Not applicable

Item 6 — Schedule of Investments

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 — Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

James Thom Senior Investment Manager Equities - Asia	Responsible for company research and oversight of portfolio construction

Currently a Senior Investment Manager of Asian Equities. James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.
Flavia Cheong Head of Equities — Asia Pacific ex Japan	Responsible for company research and oversight of portfolio construction

Currently Head of Equities — Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Christopher Wong Senior Investment Manager Equities — Asia	Responsible for overseeing Asian equities portfolio management

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Kristy Fong Senior Investment Manager Equities - Asia	Responsible for overseeing Asian equities portfolio management	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.

(a)(2) The information in the table below is as of October 31, 2016.

				Number of
				Accounts
				Managed for
		Total		Which	Total Assets for
		Number		Advisory	Which
Name of		of		Fee is Based	Advisory Fee is
Portfolio		Accounts		on	Based on
Manager	Type of Accounts	Managed	Total Assets ($M)	Performance	Performance ($M)
Hugh Young	Registered Investment Companies	22	$11,830.97	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,387.85
Kristy Fong	Registered Investment Companies	22	$11,830.97	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,387.85
Christopher Wong	Registered Investment Companies	22	$11,830.97	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,387.85
James Thom	Registered Investment Companies	22	$11,830.97	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,387.85
Flavia Cheong	Registered Investment Companies	22	$11,830.97	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	17	$4,387.85

Total assets are as of October 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.22.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2016
Hugh Young	0
James Thom	0
Flavia Cheong	0
Christopher Wong	0
Kristy Fong	0

(b) Not applicable

Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2015 through November 30, 2015	11,799	$8.96	11,799	626,673
December 1, 2015 through December 31, 2015	10,409	$8.72	10,409	616,264
January 1, 2016 through January 31, 2016	20,400	$7.97	20,400	595,864
February 1, 2016 through February 29, 2016	27,198	$7.88	27,198	568,666
March 1, 2016 through March 31, 2016	16,244	$8.79	16,244	552,422
April 1, 2016 through April 30, 2016	17,833	$9.06	17,833	534,589
May 1, 2016 through May 31, 2016	21,375	$8.77	21,375	513,214
June 1, 2016 through June 30, 2016	884	$8.81	884	512,330
July 1, 2016 through July 31, 2016	9,700	$9.29	9,700	502,630
August 1, 2016 through August 31, 2016	2,500	$9.37	2,500	500,130
September 1, 2016 through September 30, 2016	5,800	$9.31	5,800	494,330
October 1, 2016 through October 31, 2016	26,311	$9.26	26,311	468,019
Total	170,453	8.71	170,453	—

(1) On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10 — Submission of Matters to a Vote of Security Holders

During the period ended October 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 9, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: January 9, 2017